UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2008

KINDER MORGAN ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11234 (Commission File Number)	76-0380342 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Scott E. Parker, currently Vice President (President, Natural Gas Pipelines) of the registrant, has requested a different role in the organization effective July 24, 2008. He will assume the title Vice President – Business Development of the natural gas pipelines group, and will undertake duties consistent with that title.  With the change in Mr. Parker's responsibilities, the pipeline group will report to Steven J. Kean, Executive Vice President and Chief Operating Officer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	First Amendment to Retention and Relocation Agreement between Scott E. Parker and Kinder Morgan Energy Partners, L.P.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN ENERGY PARTNERS, L.P.
Dated: July 25, 2008	By:	/s/ Joseph Listengart
Joseph Listengart Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Retention and Relocation Agreement between Scott E. Parker and Kinder Morgan Energy Partners, L.P.